Exhibit 99.1
March 2007
Investor update

Certain matters discussed in this presentation are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995.  In particular, the Company’s statements regarding trends in the marketplace and potential future results are examples of such forward-looking statements.  The forward-looking statements include risks and uncertainties, including, but not limited to, restrictions imposed by the Company’s outstanding indebtedness, changes in the cost and availability of polymers, demand for the Company's services and products, business cycles and other industry conditions, the Company's ability to manage inventory and to develop technology and proprietary know-how,  the Company’s lack of asset diversification, its ability to attract and retain key personnel, litigation risks, international risks, operational risks, and other factors detailed in the Company's form 10-K for the fiscal year ended September 30, 2006.  The factors discussed herein and expressed from time to time in the Company's filings with the Securities and Exchange Commission could cause actual results and developments to be materially different from those expressed in or implied by such statements.  The forward-looking statements are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

With 19 locations in 10 countries, ICO produces custom polymer powders and remains an industry leader in size reduction, compounding and other tolling services for plastic and non-plastic materials. ICO's Bayshore Industrial subsidiary produces specialty compounds, concentrates and additives primarily for the plastic film industry.
About the Company

Additive
producer:
CIBA, Teknor
Oil & Gas Exploration
and
Production
Ethane,
Propane,
Naphtha
Polymer
Producers: PE, PP, PS,
PVC
End Product
Converters:  tank
producers,
film manufacturers, toy makers,
molders
Ethylene,
Propylene,
Styrene,
Vinyl
Chloride
Refinery
Processes
ASSETS UTILIZED
Processors:
ICO Polymers/
Bayshore
Industrial
Drilling rigs, production
equipment,
etc.
Additives

Polymerization
Reactors
Compounding/
grinding
Injection molding,
blow molding,
rotational molding
Monomer
Production
Post
Reactor
Processing
ICO’s “Fit” in the Value Chain

Compounds, including Concentrates
Produced by Bayshore Industrial

Products & Services
Custom Powders for Rotational molding
  ■ Proprietary ICORENE® and COTENE® product lines
    sold across the globe
 ■ Business built on value-adds, such as:
-  Grades tailored to client, driven by application
-  R&D and technical sales support worldwide
- Partnering with key customers
Other Polymer Markets
■ Proprietary ICOTEX® and
   ICOFLO® lines - for textiles
   and carrier powders for
   masterbatch customers
■ ECORENE® environmentally
   friendly family of thermoplastics
   with a unique combination of
   properties well-suited for a
   variety of markets
■ Regional expertise in other areas
   such as the oilfield service and
   metal coating industries
■ Products primarily for the plastic film industry
■ Products produced include:
        - Masterbatches
        - Concentrates
        - Specialty compounds
■  Markets served
        - North America and selected export markets

■   Ambient Grinding - high-volume, low value-add service
■  Cryogenic Grinding - greater value-add and requiring
    more technical expertise to serve the market
■  Jet Milling - greater value-add and requiring more
    technical expertise
■  Other related services:
-   Compounding
-
Blending
-
Packaging
-
Warehousing
Products & Services
■  Wide range of tolling opportunities
    globally, including:
-   Rotomolding
-
Oilfield services
-
Textiles
-   Metal coatings
-
Agricultural
-
Paints
-   Wood composites
-   Soaps/cosmetics
Tolling Processing services

$ in millions, except per share data

	Q1 2007	Q1 2006	Q4 2006	FY 2006	FY 2005
Revenues	$86.3	$75.1	$87.2	$324.3	$296.6
Gross Profit	14.5	15.6	16.0	63.1	53.5
Gross Margin	16.8%	20.8%	18.4%	19.5%	18.0%
Operating Income	4.3	5.0	5.5	21.3	8.2
Income from Continuing Operations	2.6	3.1	3.3	13.5	5.0
EPS-Diluted from Continuing Operations	$0.09	$0.10	$0.10	$0.43	$0.11
Volumes (Metric Tons)	76,000	77,000	82,000	321,000	294,000
Cash Flow from Continuing Operating Activities	$5.5	$0.2	$4.3	$13.5	4.8
Cash Flow from Investing Activities	(1.7)	(1.4)	(1.1)	(8.1)	(4.1)
	$ 3.8	$ (1.2)	$ 3.2	$ 5.4	$ 0.7

A world of polymers

Historical Financial Performance

$ in millions

	December 31, 2006	September 30, 2006	September 30, 2005
Cash	$ 1.8	$ 17.4	$ 3.2
Total Debt	56.0	43.5	33.6
Working Capital, minus cash	39.8	40.1	38.1
Equity	68.2	91.7	77.1
Debt-to-capitalization	45.1%	32.2%	30.4%

Debt, Equity Position and Debt to Capitalization
Millions of US$
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Net Debt
Total Stockholder's Equity
Net Debt to Capitalization

Ending Liquidity
In Millions of US$
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$ -
-17%
$41.1
$17.4
$1.8
9/30/2006
12/31/2006
Cash
Available Credit Facility

A world of polymers

Historical Financial Performance- Cont’d

22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
17%
10%
5%
20%
11%
7%
18%
12%
3%
19%
13%
2%
Q1 2007
FY 2006
FY2005
FY2004
Gross Margin
SG&A
Operating Margin

A world of polymers

Operating Margin Breakdown 2004-2006

FY 2006
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
(10,000)
(20,000)
In 000's of US$
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
ROA%
7%
38%
8%
21%
-10%
ICO Europe
Bayshore Industrial
ICO Courtenay-Australasia
ICO Polymers North America
ICO Brazil
Operating Income
Assets
ROA%

A world of polymers

Operating Income, Assets, ROA% by Business Segment

Value Creation Opportunities – FY 2007 and Beyond
■ Cultivate global customer relationships
■ FY 2007 expansion into the Middle East (Dubai)
■ Capitalize on current market strength in Australia
■ FY 2007 expansion in Malaysia
■ Aggressively grow oilfield service product sales
■ Further develop strategic raw material supply relationships
■ Profitably grow our business in Brazil
■ Continue overall growth and take advantage of operating leverage (i.e. cost control)